Exhibit 10.2

AMENDMENTS TO EXISTING
EMPLOYEES REPLACEMENT STOCK PLAN
ADDING NEW CHANGE OF CONTROL SECTION

1.
Section 4(c)(viii) is amended to read as follows:

  (viii)  to impose such additional conditions, restrictions, and limitations upon the grant, exercise or retention of Awards as the Committee may, before or concurrently with the grant thereof, deem appropriate, including, without limitation, requiring simultaneous exercise of related identified Awards, and subject to Article 24, limiting the percentage of Awards which may from time to time be exercised by a Grantee.

2.
The first sentence of section 8(a) is amended to read as follows:

  Subject to Articles 4, 6 and 24, (i) each Replacement Option shall be exercisable in one or more installments commencing not earlier than the first anniversary of the grant date of the Sears Option it replaces, (ii) options shall not be exercisable for twelve months following a hardship distribution that is subject to Treasury Regulation § 1.401(k)-1(d)(2)(iv)(B)(4), (iii) each option shall be exercised by delivery to the Company of written notice of intent to purchase a specific number of shares of Stock subject to the option, (iv) the Option Price on any shares of Stock as to which an option shall be exercised shall be paid in full at the time of the exercise, and (v) payment may be made in either one or any combination of the following, as provided in the Award Agreement: (I) cash, or (II) Stock that has been held for at least six months, valued at the Fair Market Value on the date of exercise.

3.
A new Article 24 is added, to read as follows:

  24.  Effect of Change of Control on Replacement Options

      (a)  Certain Definitions.  As used only in this Article 24, the terms set forth below shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

         (i) "Allstate Incumbent Directors" means, determined as of any date by reference to any baseline date:

          (A) the members of the Board on the date of such determination who have been members of the Board since such baseline date, and

          (B) the members of the Board on the date of such determination who were appointed or elected after such baseline date and whose election, or nomination for election by stockholders of the Company or the

      Surviving Corporation, as applicable, was approved by a vote or written consent of two-thirds (100% for purposes of paragraph (A) of the definition of "Merger of Equals") of the directors comprising the Allstate Incumbent Directors on the date of such vote or written consent, but excluding each such member whose initial assumption of office was in connection with (1) an actual or threatened election contest, including a consent solicitation, relating to the election or removal of one or more members of the Board, (2) a "tender offer" (as such terms is used in Section 14(d) of the Exchange Act), (3) a proposed Reorganization Transaction, or (4) a request, nomination or suggestion of any Beneficial Owner of Voting Securities representing 15% or more of the aggregate voting power of the Voting Securities of the Company or the Surviving Corporation, as applicable.

        (ii) "Approved Passive Holder" means, as of any date, any Person that satisfies all of the following conditions:

          (A) as of such date, such Person is a 20% Owner, but is the Beneficial Owner of less than 30% of the then-outstanding Common Stock and of Voting Securities representing less than 30% of the combined voting power of all then-outstanding Voting Securities of the Company;

          (B) prior to becoming a 20% Owner, such Person has filed, and as of such date has not withdrawn, or made any subsequent filing or public statement inconsistent with, a statement with the SEC pursuant to Section 13(g) of the Exchange Act that includes a certification by such person to the effect that such beneficial ownership does not have the purpose or effect of changing or influencing the control of the Company; and

          (C) prior to such Person's becoming a 20% Owner, at least two-thirds of the Allstate Incumbent Directors (such Allstate Incumbent Directors to be determined as of March 3, 1999 as the baseline date) shall have voted in favor of a resolution adopted by the Board to the effect that:

            (1) the terms and conditions of such Person's investment in the Company will not have the effect of changing or influencing the control of the Company, and

            (2) notwithstanding clause (A) of the definition of "Change of Control," such Person's becoming a 20% Owner shall be treated as though it were a Merger of Equals for purposes of the Plan.

        (iii) "Beneficial Owner" means such term as defined in Rule 13d-3 of the SEC under the Exchange Act.

        (iv) "Cause" means any of the events or conditions which constitute cause for immediate termination of employment of the Grantee as provided from time to time in the applicable Human Resources Policy of the Company or one of its Subsidiaries.

        (v) "Change of Control" means, except as provided at the end of this Section, the occurrence of any one or more of the following:

          (A) any person (as such term is used in Rule 13d-5 of the SEC under the Securities Exchange Act of 1934, as amended ("Exchange Act")) or group (as such term is defined in Sections 3(a)(9) and 13(d)(3) of the Exchange Act), other than a Controlled Affiliate of the Company or any employee benefit plan (or any related trust) of the Company or any of its Controlled Affiliates, becomes the Beneficial Owner of 20% or more of the common stock of the Company or of Voting Securities representing 20% or more of the combined voting power of all Voting Securities of the Company (such a person or group that is not a Similarly Owned Company (as defined below), a "20% Owner"), except that no Change of Control shall be deemed to have occurred solely by reason of such beneficial ownership by a corporation (a "Similarly Owned Company") with respect to which both more than 70% of the common stock of such corporation and Voting Securities representing more than 70% of the combined voting power of the Voting Securities of such corporation are then owned, directly or indirectly, by the persons who were the direct or indirect owners of the common stock and Voting Securities of the Company immediately before such acquisition, in substantially the same proportions as their ownership, immediately before such acquisition, of the common stock and Voting Securities of the Company, as the case may be; or

          (B) Allstate Incumbent Directors (as determined using March 3, 1999 as the baseline date) cease for any reason to constitute at least two-thirds of the directors of the Company then serving (provided, however, that this clause (B) shall be inapplicable during a Post-Merger of Equals Period); or

          (C) Approval by the stockholders of the Company of a merger, reorganization, consolidation, or similar transaction, or a plan or agreement for the sale or other disposition of all or substantially all of the consolidated assets of the Company or a plan of liquidation of the Company (any of the foregoing, a "Reorganization Transaction") that, based on information included in the proxy and other written materials distributed to the Company's stockholders in connection with the solicitation by the Company of such stockholder approval, is not expected to qualify as an Exempt Reorganization Transaction; provided, however, that if (1) the merger or other agreement between the parties to a Reorganization

      Transaction expires or is terminated after the date of such stockholder approval but prior to the consummation of such Reorganization Transaction (a "Reorganization Transaction Termination") or (2) immediately after the consummation of the Reorganization Transaction, such Reorganization Transaction does qualify as an Exempt Reorganization Transaction notwithstanding the fact that it was not expected to so qualify as of the date of such stockholder approval, then such stockholder approval shall not be deemed a Change of Control for purposes of any Termination of Employment as to which the Termination Date occurs on or after the date of the Reorganization Transaction Termination or the date of the consummation of the Exempt Reorganization Transaction, as applicable; or

          (D) The consummation by the Company of a Reorganization Transaction that for any reason fails to qualify as an Exempt Reorganization Transaction as of the date of such consummation, notwithstanding the fact that such Reorganization Transaction was expected to so qualify as of the date of such stockholder approval; or

          (E) A 20% Owner who had qualified as an Approved Passive Holder ceases to qualify as such for any reason other than ceasing to be a 20% Owner (such cessation of Approved Passive Holder status to be considered for all purposes of this Employees Replacement Stock Plan (including the definition of "Change of Control Effective Date") a Change of Control distinct from and in addition to the Change of Control specified in clause (A) above).

    Notwithstanding the occurrence of any of the foregoing events, a Change of Control shall not occur with respect to a Grantee if, in advance of such event, such Grantee agrees in writing that such event shall not constitute a Change of Control.

        (vi) "Change of Control Effective Date" means the date on which a Change of Control first occurs while an Award is outstanding.

       (vii) "Consummation Date" means the date on which a Reorganization Transaction is consummated.

       (viii) "Controlled Affiliate" of a Person means any corporation, business trust, or limited liability company or partnership with respect to which such Person owns, directly or indirectly, Voting Securities representing more than 50% of the aggregate voting power of the then-outstanding Voting Securities.

        (ix) "Exempt Reorganization Transaction" means a Reorganization Transaction that results in the Persons who were the direct or indirect owners of the outstanding common stock and Voting Securities of the Company immediately before such Reorganization Transaction becoming, immediately after the consummation of such Reorganization Transaction, the direct or indirect owners, of both more than 70% of the then-outstanding common stock of the Surviving Corporation and Voting Securities representing more than 70% of the combined voting power of the then-outstanding Voting Securities of the Surviving Corporation, in substantially the same respective proportions as such Persons' ownership of the common stock and Voting Securities of the Company immediately before such Reorganization Transaction.

        (x) "Merger of Equals" means, as of any date, a transaction that, notwithstanding the fact that such transaction may also qualify as a Change of Control, satisfies all of the conditions set forth in paragraphs (A) or (B) below:

          (A) if such date is on or after the Consummation Date, a Reorganization Transaction in respect of which all of the following conditions are satisfied as of such date, or if such date is prior to the Consummation Date, a proposed Reorganization Transaction in respect of which the merger agreement or other documents (including the exhibits and annexes thereto) setting forth the terms and conditions of such Reorganization Transaction, as in effect on such date after giving effect to all amendments thereof or waivers thereunder, require that the following conditions be satisfied on and, where applicable, after the Consummation Date:

            (1) at least 50%, but not more than 70%, of the common stock of the surviving Corporation outstanding immediately after the consummation of the Reorganization Transaction, together with Voting Securities representing at least 50%, but not more than 70%, of the combined voting power of all Voting Securities of the Surviving Corporation outstanding immediately after such consummation shall be owned, directly or indirectly, by the persons who were the owners directly or indirectly of the common stock and Voting Securities of the Company immediately before such consummation in substantially the same proportions as their respective direct or indirect ownership, immediately before such consummation, of the common stock and Voting Securities of the Company, respective; and

            (2) Allstate Incumbent Directors (determined as of such date using the date immediately preceding the Change of Control Effective Date as the baseline date) shall, throughout the period beginning on the Change of Control Effective Date and ending on the third anniversary of the Change of Control Effective Date, continue to constitute not less than 50% of the members of the Board; and

            (3) The person who was the CEO of the Company immediately prior to the Change of Control Effective Date shall serve as (x) the CEO of the Company throughout the period beginning on the Change of Control Effective Date and ending on the Consummation Date and (y) the CEO of the Surviving Corporation at all times during the period commencing on the Consummation Date and ending on the first anniversary of the Consummation Date;

      provided, however, that a Reorganization Transaction that qualifies as a Merger of Equals shall cease to qualify as a Merger of Equals (a "Merger of Equals Cessation") and shall instead qualify as a Change of Control that is not a Merger of Equals from and after the first date during the Post-Change period (such date, the "Merger of Equals Cessation Date") as of which any one or more of the following shall occur for any reason:

             (i) if any condition of clause (1) of paragraph (A) of this Section shall for any reason not be satisfied immediately after the consummation of the Reorganization Transaction; or

            (ii) if as of the close of business on any date on or after the Change of Control Effective Date, any condition of clauses (2) or (3) of paragraph (A) of this Section shall not be satisfied; or

            (iii) if on any date prior to the first anniversary of the Consummation Date, the Company shall make a filing with the SEC, issue a press release, or make a public announcement to the effect that the Company is seeking or intends to seek a replacement for the then-CEO of the Company, whether such replacement is to become effective before or after such first anniversary.

          (B) As of such date, each Person who is a 20% Owner qualifies as an Approved Passive Holder.

      The Committee shall give all Grantees written notice of any Merger of Equals Cessation and the applicable Merger of Equals Cessation Date as soon as practicable after the Merger of Equals Cessation Date.

        (xi) "Merger of Equals Cessation Date"—see the definition of "Merger of Equals".

       (xii) "Person" means any individual, sole proprietorship, partnership, joint venture, limited liability company, trust, unincorporated organization, association, corporation, institution, public benefit corporation, entity or government instrumentality, division, agency, body or department.

       (xiii) "Post-Change Period" means the period commencing on the Change of Control Effective Date and ending on the third anniversary of the Change of Control Effective Date.

       (xiv) "Post-Merger of Equals Period" means the period commencing on a Change of Control Effective Date of a Change of Control that qualifies as a Merger of Equals and ending on the third anniversary of such Change of Control Effective Date or, if sooner, the Merger of Equals Cessation Date.

       (xv) "Reorganization Transaction"—see clause (C) of the definition of "Change of Control."

       (xvi) "Reorganization Transaction Termination"—see clause (C) of the definition of "Change of Control."

      (xvii) "Surviving Corporation" means the corporation resulting from a Reorganization Transaction or, if securities representing at least 50% of the aggregate Voting Power of such resulting corporation are directly or indirectly owned by another corporation, such other corporation.

      (xviii) "20% Owner"—see clause (A) of the definition of "Change of Control."

      (xviv) "Voting Securities" of a corporation means securities of such corporation that are entitled to vote generally in the election of directors of such corporation.

      (b)  Vesting of Replacement Options on Change of Control.  Except as otherwise specifically provided in The Allstate Corporation Change of Control Severance Plan (to the extent such plan is applicable to the Grantee), an Award Agreement relating to an Award or another written agreement with the Company to which the Grantee is a party,

         (i) on a Change of Control Effective Date of a Change of Control that is not a Merger of Equals or, if applicable, on a Merger of Equals Cessation Date, each Replacement Option Award outstanding on such date shall become fully vested and nonforfeitable and, subject to Article 11, shall be exercisable in full provided, however, that for purposes of a Change of Control as defined in Section 24(a)(v)(C) only, each Award granted on or after March 13, 2001 shall become fully vested and nonforfeitable to the extent such Award is outstanding, on the Consummation Date with respect to such a Change of Control that is not a Merger of Equals or, if applicable, on a later Merger of Equals Cessation Date; and

        (ii) if a Grantee has a Termination of Employment during the Post-Merger of Equals Period, which Termination of Employment is initiated by the Grantee's employer for a reason other than Cause or Disability, then each outstanding Replacement Option Award held by such Grantee (or his or her permitted transferee) on the date of such Termination of Employment shall become fully vested and nonforfeitable immediately prior to such Termination of Employment and, subject to Article 11, shall be exercisable in full.